Supplement dated July 31, 2009 to the following Prospectuses:

Dryden Strategic Value a series of Jennison Dryden Opportunity Funds, dated May 1, 2009

Dryden Mid Cap Value a series of Strategic Partners Mutual Funds, Inc., dated February 12, 2009

Dryden Small Cap Value a series of Strategic Partners Style Specific Funds, dated September 30, 2008

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Effective immediately, Mr. Robert Leung joins the team of portfolio managers currently subadvising the funds named above.

Robert Leung, CFA, is an Investment Associate for Quantitative Management Associates (QMA) and a member of the Value Equity team. Mr. Leung joined QMA’s Value
 Equity Team in April 1996. Mr. Leung has 13 years of investment experience, all with QMA. He earned a BA in Economics with cum laude distinction from Union College and holds the Chartered Financial Analyst (CFA) designation.

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